Forward Industries, Inc.

477 S. Rosemary Avenue

Suite 219

West Palm Beach, Florida 33401

September 19,  2017

Forward Industries Asia-Pacific Corporation

10F-5 No. 16, Lane 609

Chung Shin Road, Section 5

San Chung District

New Taipei City, Taiwan, Republic of China

Attention: Mr. Terrance Wise

Dear Terry:

            This documents our understanding regarding the extension of the Term of that certain Buying Agency and Supply Agreement between Forward Industries, Inc. (“Forward”) and Forward Industries (Asia-Pacific) Corporation (“Forward China”) dated September 9, 2015 (the “Agreement”).  In consideration for the payment of $70,000, Forward China has agreed to extend the end of the initial Term of the Agreement from September 8, 2018 to March 8, 2019.  Section 8 of the Agreement is hereby amended to reflect the extension of the Term.

            If you are agreeable to the foregoing, please sign below.

Sincerely,

/s/ Michael Matte
_________________________________
Michael Matte, CFO of Forward Industries, Inc.

I hereby agree:

 /s/ Terry Wise

_________________________________________

Terry Wise, Principal of Forward Industries (Asia-Pacific) Corporation